Exhibit 10.59.3

[Westerville, Ohio - #1867]

THIRD AMENDMENT TO MASTER LEASE AND SECURITY AGREEMENT
(Manor Care of Westerville)

This THIRD AMENDMENT TO MASTER LEASE AND SECURITY AGREEMENT (Manor Care of Westerville) (this “Amendment”) is made and entered into as of January      , 2012 (the “Amendment Effective Date”) by and between the parties signatory hereto as lessors (collectively, “Lessor”), and HCR III Healthcare, LLC, as lessee (“Lessee”):

RECITALS

A.                                   Lessor is the current “Lessor” and Lessee is the current “Lessee” pursuant to that certain Master Lease and Security Agreement dated as of April 7, 2011, as amended by that certain First Amendment to Master Lease and Security Agreement dated as of April 7, 2011, as further amended by that certain Second Amendment to Master Lease and Security Agreement dated as of May 16, 2011 (as so amended, the “Master Lease”).  Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Master Lease.

B.                                     Lessee’s obligations under the Master Lease are guaranteed by HCR ManorCare, Inc., a Delaware corporation, successor in interest to HCR ManorCare, LLC, a Delaware limited liability company, pursuant to that certain written Guaranty of Obligations dated as of April 7, 2011 (as the same may have been or may hereafter be further amended, modified or reaffirmed from time to time in accordance with the terms thereof, the “Guaranty”).

C.                                     The Master Lease covers the “Leased Property” of the Pool 1 Facilities described on Exhibit A-1 to the Master Lease, the Pool 2 Facilities described on Exhibit A-2 to the Master Lease, the Pool 3 Facilities described on Exhibit A-3 to the Master Lease and the Pool 4 Facilities described on Exhibit A-4 to the Master Lease.

D.                                    Reference is made to the Pool 4 Facility identified on Exhibit A-4 of the Master Lease as “Manor Care of Westerville,” located on the Land identified on said Exhibit as 140 Old County Line, Westerville, Ohio (“Original Manor Care of Westerville Land”).

E.                                      Lessee desires to expand or cause the expansion of the Manor Care of Westerville on the Original Manor Care of Westerville Land (“Westerville Facility Expansion Project”) and Section 10.2 of the Master Lease requires that during and after the construction of the Westerville Facility Expansion Project, the parking located at such Facility shall remain adequate for the operation thereof and in no event less than that which is required by law.

F.                                      Concurrently herewith and in consideration of Lessor’s consent to the Westerville Facility Expansion Project, Lessee has caused to be conveyed to Lessor the real property described on Exhibit B hereto (“Additional Manor Care of Westerville Land”), which real property Lessee obtained the right to purchase pursuant to that certain Purchase Agreement effective on or about June 30, 2011, by and between Lessee and Lifeline Christian Mission (the “Additional Westerville Real Property Purchase Agreement”), and which adjoins, and is adjacent to, the Manor Care of Westerville Facility Land and may be altered to permit additional parking for the Manor Care of Westerville.

G.                                     Lessee desires to lease the Additional Manor Care of Westerville Land and the existing improvements thereon from Lessor, demolish, at its sole cost and expense, such existing improvements thereon, and construct thereon, at its sole cost and expense, additional parking facilities (“Westerville Parking Expansion”) which will serve Manor Care of Westerville, as such Facility may be expanded pursuant to the Westerville Facility Expansion Project.

H.                                    Lessor is willing to lease the Additional Manor Care of Westerville Premises to Lessee for the purposes described above and on the terms set forth in the Master Lease, as amended hereby.

I.                                         Lessee and Lessor desire to enter into this Amendment to provide for the addition of the Additional Manor Care of Westerville Premises to the “Leased Property” which is the subject of the Master Lease.

AGREEMENT

NOW THEREFORE, in consideration of the foregoing Recitals and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lessor and Lessee hereby agree as follows:

1.                                       Recitals.   The foregoing recitals are adopted by Lessor and Lessee as true and correct and, by this reference, are incorporated herein as if set forth herein in full.

2.                                       Clarifications.  Solely for purposes of clarification, the term “Land” as set forth in the Original Master Lease is agreed to include the real property described on Exhibit A hereto (the “Manor Care of Westerville Facility Land”), which real property is also identified on Exhibit A-4 to the Original Master Lease as “140 Old County Line, Westerville, Ohio”.

3.                                       Amendment.  The Master Lease is hereby amended to modify the “Land” to add the real property described on Exhibit B hereto (the “Additional Manor Care of Westerville Land”) and Lessor hereby leases to Lessee, and Lessee hereby leases from Lessor, as part of the Leased Property, all of Lessor’s rights, title and interests in and to the Additional Manor Care of Westerville Land and all improvements located thereon (collectively, the “Additional Manor Care of Westerville Premises”), subject to all of the terms, conditions, and provisions of the Master Lease, as it is hereby, and may be hereafter, clarified, amended, modified, restated and/or replaced.

4.                                       Effect of Amendment.  All references in the Master Lease to itself shall be deemed to be references to the Master Lease as clarified and amended hereby.

5.                                       Full Force and Effect; Acknowledgement.  The Master Lease, as hereby clarified and amended, shall remain and continue in full force and effect.  Without limiting the generality of the foregoing; Lessee acknowledges that the Westerville Facility Expansion Project and the Westerville Parking Expansion contemplate Capital Additions and/or material structural alterations to the Leased Property which are subject in their entirety to the Master Lease, including, without limitation, Sections 10.1 and 10.2 thereof, and nothing herein shall be construed as a Lessor’s waiver of the requirements set forth therein.

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6.                                       Counterparts; Facsimile or Electronically Transmitted Signatures.  This Amendment may be executed in any number of counterparts, all of which shall constitute one and the same instrument.  Signatures transmitted by facsimile or other electronic means may be used in place of original signatures on this Amendment, and Lessor and Lessee both intend to be bound by the signatures on the document transmitted by facsimile or such other electronic means.

7.                                       Fees and Costs.  Pursuant to Lessee’s obligations under Section 42.2 of the Master Lease, Lessee hereby agrees to pay to Lessor a sum equal to $3,900.00 as reimbursement for Owner’s actual out-of-pocket costs and expenses incurred in connection with the review of Lessee’s request and the preparation, negotiation and documentation of this Amendment, which amounts shall constitute Additional Charges under the Master Lease.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year first written above.

“LESSOR”

HCP PROPERTIES, LP, a Delaware limited partnership

By:	HCP I-B Properties, LLC,
a Delaware limited liability company,
its General Partner

HCP WEST VIRGINIA PROPERTIES, LLC, a Delaware limited liability company

HCP PROPERTIES OF ALEXANDRIA VA, LLC,a Delaware limited liability company

HCP PROPERTIES OF ARLINGTON VA, LLC,a Delaware limited liability company

HCP PROPERTIES OF MIDWEST CITY OK, LLC, a Delaware limited liability company

HCP PROPERTIES OF OKLAHOMA CITY (NORTHWEST), LLC, a Delaware limited liability company

HCP PROPERTIES OF OKLAHOMA CITY (SOUTHWEST), LLC, a Delaware limited liability company

HCP PROPERTIES OF TULSA OK, LLC, a Delaware limited liability company

HCP PROPERTIES-ARDEN COURTS OF ANNANDALE VA, LLC, a Delaware limited liability company

HCP PROPERTIES-CHARLESTON OF HANAHAN SC, LLC, a Delaware limited liability company

HCP PROPERTIES-COLUMBIA SC, LLC, a Delaware limited liability company

HCP PROPERTIES-FAIR OAKS OF FAIRFAX VA, LLC, a Delaware limited liability company

HCP PROPERTIES-IMPERIAL OF RICHMOND VA, LLC, a Delaware limited liability company

HCP PROPERTIES-LEXINGTON SC, LLC, a Delaware limited liability company

HCP PROPERTIES-MEDICAL CARE CENTER-LYNCHBURG VA, LLC, a Delaware limited liability company

HCP PROPERTIES-OAKMONT EAST-GREENVILLE SC, LLC, a Delaware limited liability company

HCP PROPERTIES-OAKMONT OF UNION SC, LLC, a Delaware limited liability company

HCP PROPERTIES-OAKMONT WEST-GREENVILLE SC, LLC, a Delaware limited liability company

HCP PROPERTIES-STRATFORD HALL OF RICHMOND VA, LLC, a Delaware limited liability company

HCP PROPERTIES-WEST ASHLEY-CHARLESTON SC, LLC, a Delaware limited liability company

HCP MARYLAND PROPERTIES, LLC, a Delaware limited liability company

By:	/s/ Susan M. Tate
Name: Susan M. Tate
Title: Executive Vice President

“LESSEE”

HCR III HEALTHCARE, LLC,
a Delaware limited liability company

By:	/s/ Matthew S. Kang
Name: Matthew S. Kang
Title: Vice President & Treasurer

[Westerville, Ohio - #1867]

CONSENT, REAFFIRMATION AND AGREEMENT OF GUARANTOR

Guarantor hereby (i) reaffirms all of its obligations under the Guaranty, (ii) consents to the foregoing Amendment, and (iii)  agrees that its obligations under the Guaranty shall extend to Lessee’s duties, covenants and obligations pursuant to the Master Lease, as hereby clarified and amended pursuant to the foregoing Amendment.

HCR MANORCARE, INC.,
a Delaware corporation

By:	/s/ Matthew S. Kang
Name: Matthew S. Kang
Title: Vice President & Treasurer

Consent, Reaffirmation and Agreement

EXHIBIT A

Manor Care of Westerville Facility Land

SITUATED IN THE COUNTY OF DELAWARE, IN THE STATE OF OHIO, AND IN THE CITY OF WESTERVILLE, AND BOUNDED AND DESCRIBED AS FOLLOWS:

BEING LOCATED IN LOT NO. 24 OF SECTION 3, TOWNSHIP 3, RANGE 17, UNITED STATES MILITARY LANDS, AND BEING ALL OF THE 3.00 ACRE TRACT AND PART OF THE 1.359 ACRE TRACT AND PART OF THE 0.207 ACRE TRACT (PARCEL 2) CONVEYED TO BETMAR ENTERPRISES BY DEEDS OF RECORD IN DEED BOOK 331, PAGE 663, DEED BOOK 416, PAGE 232 AND DEED BOOK 416, PAGES 223, 226, AND 299, RESPECTIVELY, ALL REFERENCES BEING TO RECORDS IN THE RECORDER’S OFFICE, DELAWARE COUNTY, OHIO, AND BOUNDED AND DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT IN THE CENTERLINE OF COUNTY LINE ROAD, AT THE SOUTHWESTERLY CORNER OF SAID BETMAR ENTERPRISES 3.00 ACRE TRACT, THE SOUTHEASTERLY CORNER OF THE 7.75 ACRE TRACT CONVEYED TO MARGUERITA ALSPACH, BY DEED OF RECORD IN DEED BOOK 219, PAGE 523, SAID POINT ALSO BEING LOCATED WEST, 560.51 FEET FROM THE INTERSECTION OF SAID CENTERLINE WITH THE WESTERLY RIGHT-OF-WAY LINE OF CONRAIL RAILROAD;

THENCE ALONG THE EASTERLY LINE OF SAID 7.75 ACRE TRACT, NORTH 0°34’00” WEST (PASSING AN IRON PIN AT 20.0 FEET), 474.40 FEET TO AN IRON PIN AT THE NORTHEASTERLY CORNER OF SAID TRACT AND BEING IN THE SOUTHERLY LINE OF THAT TRACT OF LAND CONVEYED TO MARGARET WEIR ALSPACH, BY DEED OF RECORD IN DEED BOOK 402, PAGE 334;

THENCE ALONG SAID SOUTHERLY LINE, EAST, 371.40 FEET TO AN IRON PIN;

THENCE SOUTH, 345.62 FEET TO AN IRON PIN;

THENCE WEST, 6.00 FEET TO AN IRON PIN;

THENCE SOUTH (PASSING AN IRON PIN AT 108.76) FEET, 128.76 FEET TO A POINT IN THE CENTERLINE OF COUNTY LINE ROAD;

THENCE ALONG SAID CENTERLINE, WEST, 360.71 FEET TO THE PLACE OF BEGINNING, CONTAINING 4.000 ACRES, MORE OR LESS.

SAVE AND EXCEPT:

SITUATED IN THE STATE OF OHIO, COUNTY OF DELAWARE, CITY OF WESTERVILLE, BEING IN FARM LOT 24, SECTION 3, TOWNSHIP 3, RANGE 17, UNITED STATES MILITARY LANDS, CONTAINING 0.248 ACRE OF LAND, MORE OR LESS, SAID 0.248 ACRE TRACT OF LAND BEING OUT OF THAT 4.000 ACRE TRACT OF LAND DESCRIBED IN THE DEED TO AMERICANA HEALTHCARE CORPORATION OF OHIO OF RECORD IN DEED BOOK 439, PAGE 679, RECORDER’S OFFICE, DELAWARE COUNTY, OHIO, SAID 0.248 ACRE AREA OF LAND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING, FOR REFERENCE, AT THE CENTERLINE INTERSECTION OF OLD COUNTY LINE ROAD (SMOTHERS ROAD), AND MCCORKLE BOULEVARD (FORMERLY WINDHAM AVENUE, 60 FEET IN WIDTH); THENCE S 89 57’50” W, WITH THE CENTERLINE OF SAID OLD COUNTY LINE ROAD, WITH THE SOUTHERLY LINE OF DELAWARE COUNTY AND WITH THE NORTHERLY LINE OF FRANKLIN COUNTY, A DISTANCE OF 774.33 FEET TO A RAILROAD SPIKE FOUND AT THE TRUE POINT OF BEGINNING AT THE SOUTHEASTERLY CORNER OF SAID 4.000 ACRE TRACT AND THE SOUTHWESTERLY CORNER OF THAT ORIGINAL 2.551 ACRE TRACT OF LAND DESCRIBED IN THE DEED TO CHRISTOPHER M. RANO, OF RECORD IN DEED BOOK 493, PAGE 604, RECORDER’S OFFICE, DELAWARE COUNTY, OHIO;

THENCE, FROM SAID TRUE POINT OF BEGINNING S 89 57’50” W, WITH THE CENTERLINE OF SAID OLD COUNTY LINE ROAD, WITH THE SOUTHERLY LINES OF SAID 4.000 ACRE TRACT AND DELAWARE COUNTY AND WITH THE NORTHERLY LINE OF FRANKLIN COUNTY, A DISTANCE OF 360.25 FEET TO A RAILROAD SPIKE SET AT THE SOUTHWESTERLY CORNER OF SAID 4.000 ACRE TRACT, THE SAME BEING AT THE SOUTHEASTERLY CORNER OF THAT 8.670 ACRE TRACT OF LAND DESCRIBED IN THE DEED TO THE CITY OF WESTERVILLE, OHIO, OF RECORD IN DEED BOOK 536, PAGE 410, RECORDER’S OFFICE, DELAWARE COUNTY, OHIO;

THENCE N 0 34’02” W, WITH THE EASTERLY LINE OF SAID 8.670 ACRE TRACT AND WITH THE WESTERLY LINE OF 4.000 ACRE TRACT A DISTANCE OF 30.00 FEET TO A ¾-INCH (I.D.) IRON PIPE SET;

THENCE N 89 57’57” E CROSSING SAID 4.000 ACRE TRACT PARALLEL WITH AND 30.00 FEET NORTHERLY FROM, AS MEASURED AT RIGHT ANGLES, THE CENTERLINE OF SAID OLD COUNTY LINE ROAD AND THE SOUTHERLY LINE OF SAID 4.000 ACRE TRACT, A DISTANCE OF 360.53 FEET TO A ¾-INCH (I.D.) IRON PIPE SET IN THE WESTERLY LINE OF SAID ORIGINAL 2.551 ACRE TRACT AND IN THE EASTERLY LINE OF SAID 4.000 ACRE TRACT;

THENCE S 0 02’10” E, WITH THE WESTERLY LINE OF SAID ORIGINAL 2.551 ACRE TRACT AND WITH THE EASTERLY LINE OF SAID 4.000 ACRE TRACT, A DISTANCE OF 30.00 FEET TO THE TRUE POINT OF BEGINNING AND CONTAINING 0.248 ACRE OF LAND, MORE OR LESS.

THE BEARINGS GIVEN IN THE FOREGOING DESCRIPTION ARE BASED ON THE BEARINGS SHOWN ON THE RECORDED PLAT OF WINDEMERE PHASE 3, OF RECORD IN CABINET 1, SLIDE 283, RECORDER’S OFFICE, DELAWARE COUNTY, OHIO.

[Westerville, Ohio - #1867]

EXHIBIT B

Additional Manor Care of Westerville Land

LEGAL DESCRIPTION

BEGINNING, FOR REFERENCE, AT THE CENTERLINE INTERSECTION OF OLD COUNTY LINE ROAD (SMOTHERS ROAD), AND WINDHAM AVENUE (60 FEET IN WIDTH);

THENCE SOUTH 89° 57’ 50” WEST, WITH THE CENTERLINE OF SAID OLD COUNTY LINE ROAD, WITH THE SOUTHERLY LINE DELAWARE COUNTY AND WITH THE NORTHERLY LINE OF FRANKLIN COUNTY, CROSSING A RAILROAD SPIKE AT THE SOUTHEASTERLY CORNER OF SAID 2.551 ACRE TRACT, A DISTANCE OF 574.53 FEET, A TOTAL DISTANCE OF 674.33 FEET TO A RAILROAD SPIKE SET AT THE TRUE POINT OF BEGINNING;

THENCE, FROM SAID TRUE POINT OF BEGINNING, SOUTH 89° 57’ 55” WEST, WITH THE CENTERLINE OF SAID OLD COUNTY LINE ROAD, WITH THE SOUTHERLY LINES OF SAID 2.551 ACRE TRACT AND DELAWARE COUNTY AND WITH THE NORTHERLY LINE OF FRANKLIN COUNTY, A DISTANCE OF 100.00 FEET TO A RAILROAD SPIKE SET AT THE SOUTHWESTERLY CORNER OF SAID 2.551 ACRE TRACT, THE SAME BEING AT A SOUTHEASTERLY CORNER OF THAT 4.000 ACRE TRACT OF LAND DESCRIBED IN THE DEED TO AMERICANA HEALTHCARE CORPORATION OF OHIO, OF RECORD IN DEED BOOK 439, PAGE 679, RECORDER’S OFFICE, DELAWARE COUNTY, OHIO;

THENCE NORTH 0° 02’ 10” WEST, WITH THE WESTERLY LINE OF SAID 2.551 ACRE TRACT AND WITH AN EASTERLY LINE OF SAID 4.000 ACRE TRACT, A DISTANCE OF 128.76 FEET TO A 3/4—INCH (I.D.) IRON PIPE SET AT A NORTHEASTERLY CORNER OF SAID 2.551 ACRE TRACT AND AT AN INTERNAL CORNER OF SAID 4.000 ACRE TRACT;

THENCE NORTH 89° 57’ 55” EAST, WITH IN PART, A SOUTHERLY LINE OF SAID 4.000 ACRE TRACT AND IN PART WITH A NORTHERLY LINE OF SAID 2.551 ACRE TRACT, PARALLEL WITH AND 128.76 FEET NORTHERLY FROM, AS MEASURED AT RIGHT ANGLES, THE CENTERLINE OF SAID OLD COUNTY LINE ROAD, CROSSING A SOUTHWESTERLY CORNER OF SAID 4.000 ACRE TRACT AT A DISTANCE OF 6.00 FEET, A TOTAL DISTANCE OF 100.00 FEET TO A 3/4-INCH (I.D.) IRON PIPE SET;

THENCE, SOUTH 0° 2’ 10” EAST, A DISTANCE OF 128.76 FEET TO THE TRUE POINT OF BEGINNING AND CONTAINING 0.296 ACRE OF LAND, MORE OR LESS.

SUBJECT TO ALL RIGHTS-OF-WAY, EASEMENTS AND RESTRICTIONS, IF ANY, OF PREVIOUS RECORD.  ALSO SUBJECT TO ALL LEGAL HIGHWAYS.

THE FOREGOING DESCRIPTION WAS PREPARED FROM INFORMATION OBTAINED FROM ACTUAL FIELD SURVEYS CONDUCTED BY BAUER, DAVIDSON & MERCHANT, INC.  BEGINNING IN JULY OF 1988 AND EXTENDING THROUGH MARCH OF 1994.

THE HEARINGS GIVEN IN THE FOREGOING DESCRIPTIONS ARE BASED ON THE BEARINGS SHOWN ON THE RECORDED PLAT OF WINDEMERE PHASE 3, OF RECORD IN PLAT CABINET 1, SLIDE 283, RECORDER’S OFFICE, DELAWARE COUNTY, OHIO.